UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

ALSET INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALSET INC. NOTICE OF ACTIONS BY WRITTEN CONSENT

TO THE STOCKHOLDERS OF ALSET INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of ALSET INC., a Texas corporation (the “Company,” “Alset,” “we,” or “us”), in connection with the actions taken by written consent of the holder of a majority of the issued and outstanding shares of common stock of the Company.

On May 23, 2025, Chan Heng Fai, the holder of a majority of the issued and outstanding shares of common stock of the Company, by written consent approved the acquisition of New Energy Asia Pacific Inc. (the “NEAPI Acquisition”) contemplated by that certain stock purchase agreement (the “Stock Purchase Agreement”) dated May 22, 2025, by and among Chan Heng Fai (the “Seller”), and Alset (or the “Purchaser”) and the issuance of up to 27,666,667 shares of the Company’s common stock upon conversion of the convertible promissory note issued to the Seller pursuant to the Stock Purchase Agreement.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holder of more than a majority of our common stock (the “Majority Stockholder”) on May 23, 2025, your vote or consent is not requested or required to approve the NEAPI Acquisition. This Information Statement is being provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder. You do not need to do anything in response to this Notice and the Information Statement.

You are urged to read the Information Statement in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT JUNE ___, 2025 TO STOCKHOLDERS OF RECORD AS OF MAY 23, 2025.

Sincerely,

ALSET INC.

By:	/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	Co-Chief Financial Officer

i

ALSET INC.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

INFORMATION STATEMENT

GENERAL INFORMATION

ALSET INC., a Texas corporation (the “Company,” “Alset,” “we,” or “us”), is distributing this information statement solely for purposes of informing our stockholders of record as of May 23, 2025 (the “Record Date”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Texas Business Organizations Code (the “TBOC”), of the action taken by written consent by the holder of a majority of the issued and outstanding shares of common stock of the Company (the “Majority Stockholder”) to approve the acquisition of New Energy Asia Pacific Inc. (the “NEAPI Acquisition”) contemplated by that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) dated May 22, 2025, by and between Chan Heng Fai and Alset.

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of the corporate actions taken by the Majority Stockholder pursuant to the Written Consent.

Summary of the Corporation Actions

The NEAPI Acquisition

For the reasons discussed in this Information Statement, the Board has approved the NEAPI Acquisition under the Stock Purchase Agreement. The Stock Purchase Agreement and the issuance of shares of the Company’s common stock (the “NEAPI Acquisition Stock Issuance”) upon conversion of the convertible promissory note (the “Convertible Note”) pursuant to the Stock Purchase Agreement, which requires stockholder approval for such issuance, have been approved by written consent of the holder of a majority of our issued and outstanding common stock.

The Stock Purchase Agreement is attached as Annex A to this Information Statement and the Convertible Note is attached herein as Annex B.

NASDAQ Rules

NASDAQ Rule 5630(a) requires that a Company that is not a limited partnership shall conduct an appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis by the Company’s audit committee or another independent body of the board of directors. For purposes of this rule, the term “related party transaction” shall refer to transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K under the Act. The term related person means:

a. Any person who was in any of the following categories at any time during the specified period for which disclosure under paragraph (a) of this Item is required:

i. Any director or executive officer of the registrant;

1

ii. Any nominee for director, when the information called for by paragraph (a) of this Item is being presented in a proxy or information statement relating to the election of that nominee for director; or

iii. Any immediate family member of a director or executive officer of the registrant, or of any nominee for director when the information called for by paragraph (a) of this Item is being presented in a proxy or information statement relating to the election of that nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director; and

b. Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:

i. A security holder covered by Item 403(a) (§ 229.403(a)); or

ii. Any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder, and any person (other than a tenant or employee) sharing the household of such security holder.

Chan Heng Fai is the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company and will sell to the Company all of the issued and outstanding shares of New Energy Asia Pacific Inc. resulting in a related party transaction.

NASDAQ Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of another company if (1) such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or (2) any director, officer or Substantial Shareholder (as defined by Rule 5635(e)(3)) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. An interest consisting of less than either 5% of the number of shares of common stock or 5% of the voting power outstanding of a Company or party shall not be considered a substantial interest or cause the holder of such an interest to be regarded as a “Substantial Shareholder.”

NASDAQ Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which, alone or together with sales by officers, directors or Substantial Shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price,” defined as the lower of the closing price immediately prior to the execution of the binding agreement or the average closing price of the common stock for the 5 trading days immediately preceding the execution of the binding agreement.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Under the TBOC, the Stock Purchase Agreement, and the NEAPI Acquisition Stock Issuance may be approved, without a meeting of stockholders, by a resolution of our Board of Directors, followed by the written consent of stockholders representing a majority of the voting power of our outstanding shares of common stock.

Dissenters’ Rights of Appraisal

Under the TBOC and the Company’s certificate of formation, Company stockholders are not entitled to dissenters’ rights with respect to the NEAPI Acquisition.

Notice Pursuant to Section 14(c)

This Information Statement serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act and the rules and regulations prescribed thereunder.

THE ACQUISITION OF NEW ENERGY ASIA PACIFIC INC.

Background

On December 13, 2023, the Company entered into a term sheet (the “Term Sheet”) with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The original Term Sheet subsequently expired. The Seller and the Company later negotiated revised terms pursuant to which the Company will purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc. (“NEAPI”), a corporation incorporated in the State of Nevada. NEAPI owns 41.5% of the issued and outstanding shares of New Energy Asia Pacific Company Limited (“New Energy”), a Hong Kong corporation. New Energy focuses on distributing all-electric versions of special-purpose and transportation vehicles, charging stations and batteries.

As of the date of the Stock Purchase Agreement, Mr. Chan owned all of the issued and outstanding shares of NEAPI, which in turn owned 41.5% of the issued and outstanding shares of New Energy.

2

This related party transaction was initially presented by our Chairman in late 2023 and negotiated by the parties in anticipation of entering into a definitive agreement. Certain officers on behalf of the Company and Mr. Chan on behalf of himself discussed the transaction. The transaction was presented to and approved by the Audit Committee and the Board of Directors during meetings of each. On December 13, 2023, the Company entered into a term sheet with Mr. Chan outlining the terms of the transaction.

In February of 2025, ValueScope, an independent valuation firm, delivered an opinion (the “Fairness Opinion”) to the Company’s Board and a revised term sheet (the “Revised Term Sheet”), the material terms of which are described below, was entered into by the parties on May 8, 2025, in light of the findings of the Fairness Opinion. On May 22, 2025, the Company entered into a Stock Purchase Agreement with Mr. Chan, the Company’s Chairman, Chief Executive Officer and largest stockholder, pursuant to which the Company agreed to purchase from Mr. Chan all of the outstanding shares of NEAPI for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Stock Purchase Agreement,” and the “Convertible Note”). The Convertible Note bears a simple interest rate of 1% per annum. Under the terms of the Convertible Note, Mr. Chan may convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Revised Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

The related party transaction was negotiated by certain officers on behalf of the Company and Mr. Chan on behalf of himself prior to the parties entering into the Stock Purchase Agreement. No outside financial advisors or investment bankers were engaged to evaluate the transaction. An independent valuation of the NEAPI Shares was conducted on behalf of the Company. The parties agreed to use the price of the NEAPI shares as determined by the valuation.

The Fairness Opinion was based on financial information available as of January 24, 2025 (the “Valuation Date”). ValueScope did not recommend or determine the consideration to be paid by the Company. ValueScope was instructed to determine the fair value of the equity of the Company and of New Energy and to deliver their opinion as to whether the consideration to be paid by the Company for the equity interest in NEAPI, as already negotiated, is fair to the Company from a financial point of view. The Fairness Opinion stated in part that subject to the information and the qualification set forth therein, they were of the view that as of the Valuation Date, the purchase price to be paid by Alset to acquire NEAPI is fair to Alset from a financial point of view. ValueScope’s analysis included a review of the Revised Term Sheet, financial statements and projections, presentations made by the Company’s and New Energy’s management, a review of information relating to New Energy’s business and a review of pricing and financial data of comparable companies, and market information regarding the Company’s common stock. The Company agreed to pay ValueScope a fee of $43,000 for its services in delivering the Fairness Opinion. During the initial phases of the negotiation of the transaction in late 2023, the Company paid a fee of $61,000 to ValueScope for a fairness opinion on the acquisition at that time.

ValueScope was selected to review the transaction first for the initially proposed acquisition in 2023 and again to deliver the Fairness Opinion because of its reputation, as known to the Company’s management. ValueScope is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures and for other purposes. ValueScope was selected from among other business valuation firms for these reasons and because the Company’s management believes the cost of their services to be competitive. The Company had previously contacted other potential valuation firms, and received quotes for the engagement. The Fairness Opinion will be made available for inspection and copying at the principal executive offices of Company during its regular business hours by any interested equity security holder of the Company or representative who has been so designated in writing. ValueScope utilized several valuation methodologies including the income approach, market approach, and cost approach, as well as several methods within each approach in order to determine the value New Energy. ValueScope used the market approach in order to determine the value of Alset.

Within the past two years the Company or certain of its majority-owned subsidiaries have engaged ValueScope to deliver two other fairness opinion regarding separate transactions not related to the NEAPI transaction. In one of these projects, a majority-owned subsidiary of the Company retained ValueScope to provide a valuation regarding another transaction; the Company’s subsidiary paid ValueScope $10,000 in August of 2024 and another $20,000 in September of 2024. In the second of these projects, another majority-owned subsidiary of the Company retained ValueScope in June of 2024, and paid an initial retainer of $35,000, a second payment of $30,000 in January of 2025, and will owe a third payment of $31,750 upon the completion of this project, which is anticipated in the near future.

The Audit Committee is comprised of independent directors, and accordingly excludes Mr. Chan, an interested party. The transaction, reflecting the Revised Term Sheet, was approved by the Audit Committee, and was approved by the Board of Directors of the Company, with Mr. Chan and his son, Chan Tung Moe, abstaining. The Stock Purchase Agreement and the Convertible Note were also approved by the Audit Committee, and were approved by the Board of Directors of the Company, with Mr. Chan and his son, Chan Tung Moe, abstaining. See the section of this Information Statement titled Other Financial Arrangements with our Chairman for more information regarding the Company’s financial relationship with Chan Heng Fai.

No government regulatory approval is required to complete the transaction. The rationale for the transaction is described below.

A subsidiary of Alset Inc. loaned a stockholder and director of New Energy approximately $1,141,743 in 2024.

Rationale

The Company intends for this to be a strategic move, in line with the Company’s commitment to advancing sustainable and eco-friendly solutions for the future. New Energy’s business focuses on promoting sustainability in the transportation sector by serving as a distributor of all-electric special-purpose and transportation vehicles, along with charging stations and batteries. The Company believes that lower carbon emissions, reduced noise pollution, and the elimination of fuel costs will continue to drive demand for electric vehicles. In addition to construction vehicles, which it expects will join the ranks of electric cars and public transportation as widespread eco-friendly alternatives to internal combustion vehicles, New Energy also distributes electric versions of special-purpose vehicles for municipal uses, adoption of which would offer similar benefits to customers. Currently, New Energy has a strong pipeline of demand, with signed collective sales secured via Memorandums of Understanding and continues to garner strong interest from local government departments and market demand. New Energy will seek to significantly increase revenues in the coming months relating to both electric chargers and electric vehicles. New Energy’s expertise extends across Asia, with established service and training centers in China and Hong Kong, and ongoing development planned in various parts of the world. The Seller is a member of the Board of Directors of New Energy. Mr. Lui Wai Leung Alan, the Company’s Co-Chief Financial Officer, is also a member of the Board of Directors of New Energy.

Other Financial Arrangements with our Chairman

On February 8, 2021, the Company and the Company’s subsidiary Alset Business Development Pte. Ltd. entered into an Executive Employment Agreement (the “Employment Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai. Pursuant to the Employment Agreement, Mr. Chan’s compensation will include a fixed salary of $1 per month and two bonus payments each year consisting of: (i) one payment equal to Five Percent (5%) of the growth in market capitalization the Company experiences in any year; and (ii) one payment equal to Five Percent (5%) of the growth in net asset value the Company experiences in any year. In each case, such payment is to be calculated within seven (7) days of December 31st of each year. Such bonus payments shall be paid in cash or the Company’s common stock, at the election of Mr. Chan.

The Company and Alset Business Development Pte. Ltd. entered into a Supplement to the Executive Employment Agreement (the “Supplement”) with Chan Heng Fai on December 13, 2021. This Supplement amended the Employment Agreement. Pursuant to the Employment Agreement, the term of the Employment Agreement was to end on December 31, 2025. The Supplement has amended the Employment Agreement to extend its expiration until December 31, 2030.

3

This Supplement also provides that if there is a change of control at the Company, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement). Such payment shall be calculated based on the highest annual amount paid to Chan Heng Fai through the date of such change of control. In addition, if Chan Heng Fai is terminated, pursuant to the Supplement, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement). The Company paid Mr. Chan a total of $448,430 and $0 in the years ended December 31, 2024 and 2023, respectively.

On April 15, 2025, the Board awarded the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, 1,000,000 restricted shares of the Company’s common stock (the “Shares”). The Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the terms of the Company’s 2025 Incentive Compensation Plan, as adopted on March 17, 2025. Under the terms and conditions of the Award Agreement, the Shares may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of prior to April 15, 2026.

The Shares are not part of Mr. Chan’s regular annual compensation and will not be awarded on a regularly recurring basis.

Approval

On May 23, 2025, Chan Heng Fai approved the terms and conditions of the Stock Purchase Agreement and the NEAPI Acquisition Stock Issuance of the Company’s common stock upon conversion of the Convertible Note.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock) and as disclosed below with respect to Chan Heng Fai and Lui Wai Leung Alan.

Chan Heng Fai, the Majority Stockholder, Chief Executive Officer and Chairman of the Board of Directors of the Company, is the seller under the Stock Purchase Agreement. He is also the Chairman and sole stockholder of NEAPI. In addition to the shares of New Energy owned by NEAPI, Chan Heng Fai indirectly owns indirectly owns 7.62% of the issued and outstanding share capital in of New Energy (5% of the issued and outstanding share capital in of New Energy is owned by a company Chan Heng Fai is the majority owner of, and 2.62% of the issued and outstanding share capital in of New Energy is owned by a company Chan Heng Fai is the sole owner of).

Chan Heng Fai is a member of the Board of Directors of New Energy. Lui Wai Leung Alan, the Company’s Co-Chief Financial Officer, is also a member of the Board of Directors of New Energy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date for:

●	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

●	each of our “named executive officers” and directors; and

●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

4

As of the Record Date, we had 11,735,119 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Chan Heng Fai (2)	7,718,742	65.8%
Lui Wai Leung Alan	-	-
Rongguo Wei	-	-
Chan Tung Moe	-	-
Wong Tat Keung	-	-
Wong Shui Yeung	-	-
Lim Sheng Hon Danny	-	-
Joanne Wong Hiu Pan	-	-
William Wu	-	-
Charles MacKenzie	-	-
All directors and executive officers, as a group (10 individuals)	7,718,742	65.8%
Five Percent Stockholders:
Chan Heng Fai (2)	7,718,742	65.8%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2) Includes 3,875,506 shares of common stock owned of record by HFE Holdings Limited, of which Chan Heng Fai has sole voting and investment power with respect to such shares.

OTHER INFORMATION

SEC Periodic Reports and Additional Information

The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.

The Company’s Quarterly Reports on Form 10-Q can be accessed through the SEC’s website or are available from the Company, without charge, by first-class mail or other equally prompt means of delivery following receipt of a written or oral request directed to our Corporate Secretary, at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the Information Statement to any Company stockholder upon written or oral request to our Corporate Secretary, at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

5

Distribution of the Information Statement

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of this Information Statement to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement contains forward- looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: the possibility that we may fail to preserve our expertise in medical therapy and product research and development; that existing and potential partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses. There is no guarantee that the Company will consummate the Stock Purchase Agreement on the desired terms as set forth in the Proposal, in a timely manner or at all.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

Sincerely,

ALSET INC.

Dated: June 9, 2025	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer

6

ANNEX A

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of May 22, 2025, is entered into between Chan Heng Fai, an individual having his business address at 9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989 (“Seller”) and Alset Inc., a Texas corporation (NASDAQ: AEI) (“Buyer”).

RECITALS

WHEREAS, Seller owns all of the issued and outstanding shares of common stock, no par value (the “Shares”), of New Energy Asia Pacific Inc., a Nevada corporation (the “Company”), which owns 76,896 shares, representing approximately 41.5% of the issued and outstanding shares of New Energy Asia Pacific Company Limited, a Hong Kong private limited company by shares (“NEAP HK”);

WHEREAS, the Seller also indirectly owns 7.62% of the issued and outstanding share capital in NEAP HK, as set forth on Exhibit A hereto;

WHEREAS, the capitalization of NEAP HK is set forth on Exhibit A, and except as disclosed on Exhibit A, there are no outstanding warrants, rights, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, and there are no convertible notes or other convertible debt to acquire the shares of NEAP HK except as set forth on Exhibit A hereto;

WHEREAS, pursuant to agreements between the Company and the other stockholders of NEAP HK, the Company’s ownership interest in NEAP HK may not be diluted without the Company’s consent;

WHEREAS, Seller is one of the members of the board of directors of NEAP HK; Lui Wai Leung Alan, the Chief Financial Officer of the Buyer, is a member of the board of directors of the Company (the “Board”); and the Seller is the Chairman and Chief Executive Officer of the Buyer. As of the date of this Agreement, the current Board consists of Li Lai and another two (2) members affiliated with the Buyer;

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
Definitions

The following terms have the meanings specified or referred to in this ARTICLE I:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

A-1

“Agreement” has the meaning set forth in the preamble.

“Ancillary Documents” means the Convertible Note.

“Balance Sheet” has the meaning set forth in Section 3.10.

“Balance Sheet Date” has the meaning set forth in Section 3.10.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnitees” has the meaning set forth in Section 8.02.

“Buyer SEC Documents” has the meaning set forth in Section 4.04.

“Closing” has the meaning set forth in Section 2.04.

“Closing Date” has the meaning set forth in Section 2.05.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Section 3.05.

“Company” has the meaning set forth in the recitals.

“Company Intellectual Property” means all Intellectual Property that is owned by the Company.

“Company IP Registrations” means all Company Intellectual Property that is subject to any issuance, registration or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Dollars” or “$” means the lawful currency of the United States.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

A-2

“Financial Statements” has the meaning set forth in Section 3.10.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Intellectual Property” has the meaning set forth in Section 3.13.

“Interim Balance Sheet” has the meaning set forth in Section 3.10.

“Interim Balance Sheet Date” has the meaning set forth in Section 3.10.

“Interim Financial Statements” has the meaning set forth in Section 3.10.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liabilities” has the meaning set forth in Section 3.11.

“Losses” means losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Pre-Closing Taxes” has the meaning set forth in Section 6.03.

“Purchase Price” has the meaning set forth in Section 2.02.

“Real Property” means the real property owned by, or leased or subleased to, the Company, together with all buildings, structures and facilities located thereon.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

A-3

“Seller” has the meaning set forth in the preamble.

“Seller Indemnitees” has the meaning set forth in Section 8.03.

“Shares” has the meaning set forth in the recitals.

“Straddle Period” has the meaning set forth in Section 6.02.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” has the meaning set forth in Section 3.17.

“Unaudited Financial Statements” has the meaning set forth in Section 3.10.

ARTICLE II
Purchase and sale

Section 2.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, free and clear of all Encumbrances (other than restrictions on transfer arising under applicable state or federal securities Laws), for the consideration specified in Section 2.02.

Section 2.02 Purchase Price. The aggregate purchase price for the Shares shall be US$83,000,000.00 (the “Purchase Price”), which shall be payable at the Closing by the execution and delivery by Buyer to Seller of the form of convertible promissory note attached hereto as Exhibit B (“Convertible Note”). The Convertible Note may be converted into shares of the common stock of the Buyer at the rate of $3.00 per share of the Buyer’s common stock, subject to adjustment for stock splits, if any. In the event that a Section 338(h)(10) election is made, the parties agree to allocate the Purchase Price for tax purposes as provided in Section 6.05(b).

Section 2.03 Transactions to be Effected at the Closing.

(a) At the Closing, Buyer shall deliver to Seller:

(i) the Convertible Note; and

(ii) all other agreements, documents, instruments or certificates required to be delivered by Buyer at or prior to the Closing pursuant to Section 7.03 of this Agreement.

(b) At the Closing, Seller shall deliver to Buyer:

(i) a stock certificate evidencing the Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required stock transfer tax stamps affixed thereto; and

(ii) the Ancillary Documents and all other agreements, documents, instruments or certificates required to be delivered by Seller at or prior to the Closing pursuant to Section 7.02 of this Agreement.

A-4

Section 2.04 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) to be held no later than three (3) Business Days after the last of the conditions to Closing set forth in ARTICLE VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), remotely by electronic exchange of documents and signatures, or at such other time or on such other date or at such other place as Seller and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.05 Withholding Tax. Buyer and the Company shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer and the Company may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE III
Representations and warranties of seller

Seller represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the date hereof.

Section 3.01 Good and Valid Title of Seller. Seller is the record owner of and has good and valid title to the Shares to be sold by such Seller hereunder, free and clear of all Encumbrances, and, upon consummation of the transfer of such Shares as contemplated hereby, Buyer shall have good and valid title to such Shares free and clear of any Encumbrances.

Section 3.02 Authority of Seller. Seller has the requisite legal capacity, power and authority to: (a) execute and deliver this Agreement and any Ancillary Document; (b) perform his obligations hereunder and thereunder; and (iii) consummate the transactions contemplated hereby and thereby. This Agreement (assuming due authorization, execution and delivery by each other party thereto) constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity). When each other Ancillary Document to which Seller is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Seller, enforceable against Seller in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity).

Section 3.03 Seller Status; Own Account. Seller is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Seller represents that he has had the opportunity to receive all information he considers necessary or appropriate for deciding whether to receive Shares hereunder and further represents that he has had an opportunity to ask questions and receive answers from Buyer regarding the business, properties, prospects and financial condition of Buyer and to obtain additional information (to the extent Buyer possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Seller.

Section 3.04 Organization, Authority and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the state of Nevada and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. All corporate actions taken by the Company in connection with this Agreement and the Ancillary Documents will be duly authorized on or prior to the Closing.

A-5

Section 3.05 Capitalization of the Company. The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value US$0.0001 (“Common Stock”), of which 1,000 shares are issued and outstanding and constitute the Shares. All of the Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all Encumbrances. Upon consummation of the transactions contemplated by this Agreement, Buyer shall own all of the Shares, free and clear of all Encumbrances. All of the Shares were issued in compliance with applicable Laws. None of the Shares were issued in violation of any agreement, arrangement or commitment to which Seller or the Company is a party or is subject to or in violation of any preemptive or similar rights of any Person. There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of, or any other interest in, the Company. The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.

Section 3.06 Capitalization of NEAP HK. The capitalization of NEAP HK is set forth on Exhibit A, and except as disclosed on Exhibit A, there are no outstanding warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, and there are no convertible notes or other convertible debt to acquire the shares of NEAP HK except as set forth on Exhibit A hereto. Pursuant to agreements between the Company and the other stockholders of NEAP HK, the Company’s ownership interest in NEAP HK may not be diluted without the Company’s consent.

Section 3.07 Management of NEAP HK. Seller is one of the members of the board of directors of NEAP HK; Lui Wai Leung Alan, the Chief Financial Officer of the Buyer, is a member of the board of directors of NEAP HK (the “Board”); and the Seller is the Chairman and Chief Executive Officer of the Buyer. As of the date of this Agreement, the current Board consists of Li Lai, the Seller, and another two (2) members affiliated with the Buyer.

Section 3.08 No Subsidiaries. The Company does not have, or have the right to acquire, an ownership interest in any other Person.

Section 3.09 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the Ancillary Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of the Company; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Seller or the Company; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Seller or the Company is a party or by which Seller or the Company is bound or to which any of their respective properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of the Company; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of the Company. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Seller or the Company in connection with the execution and delivery of this Agreement and the Ancillary Documents to which Seller is or will be a party and the consummation of the transactions contemplated hereby and thereby.

A-6

Section 3.10 Financial Statements. Complete copies of the Company’s unaudited financial statements consisting of the balance sheet of the Company as at December 31 for the fiscal years ended 2024 and 2023 and the related statements of income and retained earnings, stockholders’ equity and cash flow for the years then ended (the “Unaudited Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Company as at March 31 and the related statements of income and retained earnings, stockholders’ equity and cash flow for the three month period then ended (the “Interim Financial Statements” and together with the Unaudited Financial Statements, the “Financial Statements”) have been delivered to Buyer. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Unaudited Financial Statements). The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of December 31, 2024 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of the quarter ended March 31, 2025 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. The Company maintains a standard system of accounting established and administered in accordance with GAAP.

Section 3.11 Undisclosed Liabilities. The Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.

Section 3.12 Absence of Certain Changes, Events and Conditions. Since the Balance Sheet Date, the Company has been operating in the ordinary course of business consistent with past practice and there has not been, with respect to the Company, any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company.

Section 3.13 Material Contracts. All agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral, to which Company is a party of at least $100,000 (“Material Contract”) have been disclosed to Buyer.

Section 3.14 Title to Assets; Real Property. (a) The Company has good and valid (and, in the case of owned Real Property, good and indefeasible fee simple) title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Financial Statements or acquired after the Balance Sheet Date (other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date). All Real Property and such personal property and other assets (including leasehold interests) are free and clear of Encumbrances.

A-7

(b) The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to possess, lease, occupy, or use any leased Real Property. The use of the Real Property in the conduct of the Company’s business does not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit, or Contract and no material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company.

Section 3.15 Legal Proceedings; Governmental Orders. There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to Seller’s knowledge, threatened against or by the Company, Seller, or any Affiliate of Seller: (i) relating to or affecting the Company or any of the Company’s properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. There are no outstanding, and the Company is in compliance with all, Governmental Orders against, relating to, or affecting the Company or any of its properties or assets.

Section 3.16 Compliance With Laws; Permits. The Company has complied, and is now complying, with all Laws applicable to it or its business, properties or assets. All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, “Permits”) in order for the Company to conduct its business, including, without limitation, owning or operating any of the Real Property, have been obtained and are valid and in full force and effect. No event has occurred that would reasonably be expected to result in the revocation or lapse of any such Permit.

Section 3.17 Taxes. (a) All returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (collectively, “Tax Returns”) required to be filed by the Company on or before the Closing Date have been timely filed. Such Tax Returns are true, correct, and complete in all respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company. Seller has delivered to Buyer copies of all Tax Returns and examination reports of the Company and statements of deficiencies assessed against, or agreed to by, the Company, for all Tax periods since formation. The term “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

(b) The Company has not been a member of an affiliated, combined, consolidated, or unitary Tax group for Tax purposes. The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract, or otherwise.

(c) There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company.

A-8

(d) Seller is a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period in Section 897(c)(1)(a) of the Code.

Section 3.18 Books and Records. The minute books and share record and transfer books of the Company, all of which are in the possession of the Company and have been made available to Buyer, are complete and correct.

Section 3.19 Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Seller.

Section 3.20 Full Disclosure. No representation or warranty by Seller in this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

Section 3.21 Fairness Opinion. All information provided by or on behalf of the Seller to ValueScope Inc. in connection with the fairness opinion rendered by Valuescope Inc. attached hereto as Exhibit C is to the knowledge of the Seller accurate, true, and complete.

ARTICLE IV
Representations and warranties of buyer

Except as disclosed in the Buyer SEC Documents at least five Business Days prior to the date hereof and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature), Buyer represents and warrants to Seller that the statements contained in this ARTICLE IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the state of Texas. Buyer has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any Ancillary Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and each Ancillary Document constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer.

A-9

Section 4.04 SEC Documents. Buyer has filed with the SEC all reports, schedules, forms, statements and other documents as required under the Exchange Act and Buyer has made available to Seller all reports, schedules, forms, statements and other documents filed with the SEC (“Buyer SEC Documents”). As of their respective dates, the Buyer SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Buyer SEC Documents. The financial statements included in such Buyer SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Buyer as of the dates thereof and the results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments as determined by Buyer’s independent accountants).

Section 4.05 Nasdaq Compliance. Buyer is in compliance in all material respects with all of the applicable listing and corporate governance rules of Nasdaq.

Section 4.06 Fairness Opinion. Valuescope Inc. has delivered its fairness opinion attached hereto as Exhibit C on the transactions underlying this Agreement and the Ancillary Documents to the Buyer.

ARTICLE V
Covenants

Section 5.01 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Seller shall, and shall cause the Company to, (x) conduct the business of the Company in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company.

Section 5.02 Access to Information. From the date hereof until the Closing, Seller shall, and shall cause the Company to, (a) afford Buyer and its Representatives full and free access to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to the Company; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Company as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Seller and the Company to cooperate with Buyer in its investigation of the Company. Any investigation pursuant to this Section 5.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller or the Company. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller in this Agreement.

A-10

Section 5.03 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Company, except to the extent that Seller can show that such information (a) is generally available to and known by the public through no fault of Seller, any of its Affiliates or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which Seller is advised by its counsel in writing is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.04 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

ARTICLE VI
Tax matters

Section 6.01 Tax Covenants.

(a) Without the prior written consent of Buyer, Seller shall not, to the extent it may affect or relate to the Company: (i) make, change, or rescind any Tax election; (ii) amend any Tax Return; (iii) take any position on any Tax Return; or (iv) take any action, omit to take any action, or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or the Company, in respect of any taxable period that begins after the Closing Date or, in respect of any taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any Straddle Period beginning after the Closing Date.

(b) All transfer, documentary, sales, use, stamp, registration, value added, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Ancillary Documents shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(c) Buyer shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company after the Closing Date with respect to any taxable period or portion thereof ending on or before the Closing Date and all Straddle Period Tax Returns. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method.

Section 6.02 Straddle Period. In the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Taxes that are allocated to Pre-Closing Tax Periods (as defined in Section 6.04) for purposes of this Agreement shall be: (a) in the case of Taxes: (i) based upon, or related to, income, receipts, profits, wages, capital, or net worth; (ii) imposed in connection with the sale, transfer, or assignment of property; or (iii) required to be withheld, the amount of Taxes which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

A-11

Section 6.03 Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon the Company shall be terminated as of the Closing Date. After such date neither the Company, Seller, nor any of Seller’s Affiliates and their respective Representatives shall have any further rights or liabilities thereunder.

Section 6.04 Tax Indemnification. Seller shall indemnify the Company, Buyer, and each Buyer Indemnitee (as defined in Section 8.02) and hold them harmless from and against (a) any loss, damage, liability, deficiency, Action, judgment, interest, award, penalty, fine, cost or expense of whatever kind (collectively, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification under this Agreement, “Losses”) attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.17; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking, or obligation in ARTICLE VI; (c) all Taxes of the Company or relating to the business of the Company for all Pre-Closing Tax Periods (as defined below); (d) all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state, or local Law; and (e) any and all Taxes of any Person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith, Seller shall reimburse Buyer for any Taxes of the Company that are the responsibility of Seller pursuant to this Section 6.04 within ten business days after payment of such Taxes by Buyer or the Company. The term “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

Section 6.05 Cooperation and Exchange of Information. Seller and Buyer shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE VI or in connection with any proceeding in respect of Taxes of the Company, including providing copies of relevant Tax Returns and accompanying documents. Each of Seller and Buyer shall retain all Tax Returns and other documents in its possession relating to Tax matters of the Company for any Pre-Closing Tax Period (collectively, “Tax Records”) until the expiration of the statute of limitations of the taxable periods to which such Tax Records relate.

Section 6.06 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.17 and this ARTICLE VI shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof) 90 days.

A-12

ARTICLE VII
CLOSING Conditions

Section 7.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Nasdaq shall not have objected to this Agreement and the transactions hereby.

(b) This Agreement and the transactions hereby will have been duly approved by the stockholders holding a majority of the issued and outstanding shares of the common stock of the Buyer.

(c) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

Section 7.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in ARTICLE III shall be true and correct in all respects (except for de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Seller shall have duly performed and complied in all material respects with all agreements, covenants, terms and conditions required by this Agreement and the Ancillary Documents, as applicable, to be performed or complied with by it prior to or on the Closing Date.

(c) No Action shall have been commenced against Buyer, Seller or the Company, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby.

(d) Seller shall have delivered to Buyer a good standing certificate (or its equivalent) for the Company from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which the Company is organized.

(e) Seller shall have delivered, or caused to be delivered, to Buyer stock certificates evidencing the Shares, free and clear of Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and with all required stock transfer tax stamps affixed.

(f) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied.

A-13

(g) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(h) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

(i) Seller shall have delivered to Buyer such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in ARTICLE IV shall be true and correct in all respects (except for de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants, terms and conditions required by this Agreement and the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date.

(c) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby.

(d) The Convertible Note, and other Ancillary Documents, shall have been executed and delivered by the parties thereto and complete copies thereof shall have been delivered to Seller.

(e) Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied.

(f) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(g) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

(h) Buyer shall have delivered to Seller such other documents or instruments as Seller reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

A-14

ARTICLE VIII
Indemnification

Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein (other than any representations or warranties contained in Section 3.17 which are subject to ARTICLE VI) shall survive the Closing and shall remain in full force and effect until the date that is two (2) years from the Closing Date; provided, that the representations and warranties in Section 3.01, Section 3.02, Section 3.05, Section 3.06, Section 3.07, Section 3.16, Section 4.01, Section 4.02 and Section 4.03 shall survive indefinitely. All covenants and agreements of the parties contained herein (other than any covenants or agreements contained in ARTICLE VI which are subject to ARTICLE VI) shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 8.02 Indemnification By Seller. Subject to the other terms and conditions of this ARTICLE VIII, Seller shall indemnify and defend each of Buyer and its Affiliates (including the Company) and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to, or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or the other Transaction Documents; or (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement or the other Transaction Documents.

Section 8.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VIII, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to, or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or the other Transaction Documents; or (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement.

Section 8.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

A-15

Section 8.05 Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event, or proceeding in respect of Taxes of the Company (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 3.16 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking, or obligation in ARTICLE VI) shall be governed exclusively by ARTICLE VI hereof.

Section 8.06 Cumulative Remedies. The rights and remedies provided for in this ARTICLE VIII (and in ARTICLE VI) are cumulative and are in addition to and not in substitution for any other rights and remedies available at Law or in equity or otherwise.

ARTICLE IX
Termination

Section 9.01 Termination. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of Seller and Buyer.

Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except: (a) that the obligations set forth in this ARTICLE IX and ARTICLE X hereof shall survive termination; and (b) that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

ARTICLE X
Miscellaneous

Section 10.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 10.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally or internationally recognized courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

If to Seller:	c/o Alset International Limited 9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989 E-mail: fai@alsetinternational.com

If to Buyer:	Alset Inc. 4800 Montgomery Lane, Suite 210 Bethesda, MD 20814 E-mail: ronald@alsetinternational.com Attention: Rongguo Wei

A-16

Section 10.03 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 10.04 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, and the Exhibits, the statements in the body of this Agreement will control.

Section 10.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 10.06 No Third-Party Beneficiaries. Except as provided in Section 6.04 and ARTICLE VIII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 10.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction).

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

A-17

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(C).

Section 10.09 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

A-18

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

SELLER

CHAN HENG FAI, an individual

/s/ Chan Heng Fai
Chan Heng Fai

BUYER

ALSET INC., a Texas corporation

/s/ Lim Sheng Hon Danny
Name:	Lim Sheng Hon Danny
Title:	Director

A-19

EXHIBIT A

CAPITALIZATION TABLE

Ownership Interests in New Energy Asia Pacific Company Limited

	Number of Shares	Ownership Interest
Lik Fong HK Limited	85,000	45.88%
American Premium Water Corporation*	9,264	5.00%
Alset Construction EV Pte. Ltd.**	4,850	2.62%
Wong Hei	9,264	5.00%
New Energy Asia Pacific Inc.**	76,896	41.50%
	185,274	100.00%

* American Premium Water Corporation is majority owned by Chan Heng Fai

**Alset Construction EV Pte. Ltd. and New Energy Asia Pacific Inc. are each wholly owned by Chan Heng Fai.

Shares of New Energy Asia Pacific Company Limited owned by New Energy Asia Pacific Inc., American Premium Water Corporation and Alset Construction EV Pte. Ltd have non-dilutive rights regarding their ownership interests in New Energy Asia Pacific Company Limited.

Certain debt of New Energy Asia Pacific Company Limited held by Wong Hei may be converted into up to 5% of New Energy Asia Pacific Company Limited.

A-20

EXHIBIT B

CONVERTIBLE NOTE

A-21

EXHIBIT C

FAIRNESS OPINION

A-22

ANNEX B

THIS CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), APPLICABLE STATE LAW, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, AND MAY NOT BE SOLD, OFFERED FOR SALE, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR (B) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING SUCH TRANSACTION.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: US$83,000,000.00	May __, 2025 (“Effective Date”)

FOR VALUE RECEIVED, Alset Inc., a Texas corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (the “Company”) promises to pay to Chan Heng Fai, an individual having his business address at 9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989 (together with his permitted successors and assigns, the “Holder”), the principal sum of Eighty Three Million US Dollars (US$83,000,000.00) (“Principal Amount”) and all accrued interest may be paid by the “Optional Conversion” (as hereinafter defined) of such amount into shares of the Company’s common stock (“Common Stock”) at the Conversion Rate, provided all of the conditions precedent contained in Section 3 of this Note have been satisfied, together with interest in arrears, if any, on the unpaid principal balance from time to time outstanding from the date hereof until the entire Principal Amount due hereunder is paid in full at the rate(s) provided below. “US$” mean the lawful currency of the United States of America (U.S.).

1. Maturity.

1.1 Maturity Date. The aggregate outstanding Principal Amount, together with all accrued interest, if any, thereon, reduced by unamortized prepaid interest, if any, (cumulatively, “Outstanding Amount”), shall, at the discretion of the Holder, either be repaid in cash and/or convert into shares of Common Stock of the Company as provided in Section 3 below and shall be due and payable in full on the earliest to occur of (the earliest of such events being the “Maturity Date”): (i) on or by the fifth (5th) anniversary of the Effective Date (“Term”); or (ii) the acceleration of this Note upon the occurrence of an Event of Default.

1.2 Redemption. The Company may, at its option, at any time during the Term, redeem a portion or all amounts of outstanding Principal Amount, without incurring penalties, additional interest, or other fees or charges; provided that the Company shall send the Holder written notice (“Redemption Notice”) of such redemption stating the amount of the Principal Amount being redeemed (“Redemption Amount”) and, if such redemption of the Note is in full, the place or places whether the Note is to be surrendered for payment. After a Redemption Notice is given, the Company shall deliver to the Holder the Redemption Amount within ten (10) business days of such Redemption Notice, during which period of time the Holder shall not have the right to convert any portion of this Note. If the Company fails to deliver the Redemption Amount to the Holder within ten (10) business days, then (i) all rights and remedies of the Holder under this Note, including conversion rights in accordance with Section 3 of this Note, shall continue as though no such Redemption Notice had been given, and (ii) the Company shall not have the right to redeem any portion of the Principal Amount for a period of thirty (30) calendar days following such failure to deliver the Redemption Amount.

2. Interest.

2.1 Interest Rate. This Note shall bear one percent (1%) interest per annum. Interest shall be paid quarterly, in cash or in Common Stock, at the Holder’s election, subject to Sections 3 of this Note, on or before the thirtieth (30th) day after the end of each quarter during the Term. Interest shall be computed on the basis of a year (365 or 366 days, as the case may be) and the actual number of days elapsed.

B-1

3. Conversion.

3.1. Optional Conversion. At any time during the Term, except as otherwise provided herein, the Principal Amount less any unamortized prepaid interest, if any, and all accrued interest, if any, thereon (“Maximum Conversion Amount”) may, at the sole option of the Holder, be converted, in whole or in part, into fully paid and non-assessable whole shares of Common Stock (“Optional Conversion”) in accordance with Section 3.4 below.

3.2. Mechanics of Conversion. The Holder shall notify the Company in writing of its election to convert all or part of the Maximum Conversion Amount (“Conversion Amount”) in accordance with Section 3.1 (“Conversion Notice”). Such conversion shall only become effective after all of the following conditions have been satisfied:

a. The Company receives the Conversion Notice;

b. The Holder executes any and all documents required in connection with becoming a holder of Common Stock;

c. The Company issues and delivers to the Holder a certificate or certificates for the number of Common Stock, if any, to which the Holder shall be entitled as provided herein, within ten (10) calendar days of receipt of the Conversion Notice (“Certificates”); and

d. The Holder provides the Company with written confirmation that the outstanding balance of the Principal Amount and accrued interest, if any, has been reduced by the Conversion Amount (“Reduction Certificate”). Upon the occurrence of the events set forth in Sections 3.2 (a), (b) and (c) above, and this Section 3.2(d), the Company shall deliver to the Holder a restated note (“Restated Note”) evidencing the remaining outstanding balance of the Principal Amount, if any, which the Restated Note shall in all other respects be identical with this Note, except that the Maximum Conversion Amount shall be reduced by the Conversion Amount.

3.3 Conversion Rate. The price for conversion of Principal Amount into shares of Common Stock shall be US$3.00, subject to adjustment of stock split, if any (“Conversion Rate”).

3.4 Adjustment of Note Conversion Rate. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a reverse stock split and subdivision of the Company’s issued and outstanding Common Stock, the Conversion Rate shall forthwith be adjusted by proportionally increasing the Note conversion price on the date such subdivision shall become effective. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a forward stock split and subdivision of the Company’s issued and outstanding Common Stock, the Conversion Rate shall forthwith be adjusted by proportionally decreasing the Note conversion price on the date such subdivision shall become effective.

3.5 No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon conversion of the Note, the Company shall pay to the Holder the amount of the fractional shares valued at the Conversion Rate.

3.6 Automatic Conversion. The outstanding principal and accrued interest payable at the Maturity Date shall automatically be converted into the Buyer’s common stock, at the Conversion Rate. Upon conversion, the Buyer shall issue and deliver to the Seller the number of common stock equal to the outstanding principal and accrued interest divided by the Conversion Rate.

B-2

4. Reservation of Authorized Shares.

4.1 Reservation. On the date of this Note, the Company shall have reserved all of its authorized unissued shares of Common Stock, including treasury shares of Common Stock (“Initial Reserve Amount”), solely for the purpose of effecting the conversion of this Note or other convertible securities issued to the Holder, if any. After the increase in the Company’s authorized but unissued shares of Common Stock (“Authorized Share Increase”), the Company shall at all times thereafter reserve out of its authorized but unissued shares of Common Stock, a number of shares of Common Stock equal to the Conversion Rate with respect to Maximum Conversion Amount of this Note, solely for the purpose of effecting the conversion of this Note (“Subsequent Reserve Amount”).

4.2 Insufficient Authorized Shares. If at any time after the Authorized Share Increase and while this Note remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Subsequent Reserve Amount (an “Authorized Share Failure”), then the Company shall take all action necessary to effect an Authorized Share Increase.

5. Warranties and Representations by the Company. The Company represents to the Holder as follows:

5.1 Existence, Qualification and Power. The Company (i) is duly organized or formed, validly existing and, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization; and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Note.

5.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Note have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Organization Documents of the Company; (ii) conflict with or result in any breach or contravention of any material contractual obligation to which the Company is a party or that is affecting the Company or the properties of the Company; or (iii) violate any Laws, where such violations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

5.3 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Note other than (i) those that have already been obtained and are in full force and effect; and (ii) approvals, consents, exemptions, authorizations, actions and notices the absence of which would not reasonably be expected to result in a “Material Adverse Effect” (as defined below).

5.4 Binding Effect. This Note will have been duly executed and delivered by the Company. This Note shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Principal Amount and interest accrued thereon are valid corporate debts of the Company.

5.5 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its subsidiaries that (i) either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and that has not been publicly disclosed prior to the date of this Note; or (ii) purport to enjoin or restrain the execution or delivery of this Note, or any of the transactions contemplated hereby.

5.6 Investment Company Act. The Company is not and is not required to be registered as an “investment company” under the Investment Company Act of 1940.

5.7 Compliance with Laws. Each of the Company and its operating subsidiaries is in compliance in all material respects with the requirements of all Laws, except in such instances in which (i) such requirement of Laws is being contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

B-3

5.8 Anti-Corruption. (i) Neither the Company nor any of its operating subsidiaries is in violation of the U.S. Foreign Corrupt Practices Act of 1977, or other similar anti-corruption legislation in other jurisdictions applicable to the Company or any operating subsidiary from time to time, the effect of which is or would reasonably be expected to be material to the Company and its operating subsidiaries taken as a whole; and (ii) the Company has instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws.

5.9 Sanctions. Neither the Company nor any of its operating subsidiaries, nor, to the knowledge of the Company, any director, officer or (other than with respect to this Clause 5.9(iii) below) employee thereof, is an individual or entity that is (i) currently the subject or target of any sanctions; (ii) included on the Office of Foreign Assets Control (OFAC)’s List of Specially Designated Nationals, or any similar list enforced by the U.S. federal government (including OFAC); or (iii) located, organized or resident in a Designated Jurisdiction.

5.10 Financial Statements. The Company’s financial statements, as set forth in its filings with the U.S. Securities and Exchange Commission (SEC), are complete and accurate as of the dates stated and as required and to the extent required by applicable U.S. accounting standards.

6. Warranties and Representations by the Holder. The Holder represents to the Company as follows:

6.1 Requisite Power and Authority. The Holder has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under Note.

7. Usury. All agreements between the Company and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, or detention of the indebtedness evidenced hereby exceed the maximum permissible amount under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest, and, if the Principal Amount of this Note has been paid in full, shall be refunded to the Company.

8. Negative Covenants. So long as this Note shall remain in effect and until any Outstanding Amount (and liquidated damages, if any) and all fees and all other expenses or amounts payable under this Note have been paid in full, unless the Holders shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed, the Company shall not amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder.

9. Replacement of Note. If this Note is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Note, a new Note, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.

10. Events of Default. The following constitute an event of default (“Event of Default”):

10.1. The Company fails to pay any amount of principal or interest under this Note when due and said failure continues for a period of thirty (30) days after the Company’s receipt of written notice from the Holder;

10.2 The Company fails or neglects to perform, keep or observe any of the covenants, conditions or agreements contained in this Note and such failure or neglect continues after Holder provided the Company with thirty (30) days written notice thereof;

10.3 Any warranty or representation now or hereafter made by the Company in connection with this Note is untrue or incorrect in any material respect, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time pursuant to this Note by the Company to the Holder is untrue or incorrect in any material respect, on the date as of which the facts set forth therein are stated or certified and such failure or neglect continues after Holder provided the Company with thirty (30) days written notice thereof;

B-4

10.4 A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed against the Company which is not dismissed within sixty (60) days of its filing, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by the Company or the Company makes an assignment for the benefit of creditors or the Company takes any corporate action to authorize any of the foregoing;

10.5 The Company voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated; or

10.6 The Company becomes insolvent or fails generally to pay its debts as they become due, and said failure continues for a period of thirty (30) days after written notice of same from the Holder to the Company.

11. Remedies. Upon the occurrence of an Event of Default, or Change of Control (as defined below), at the option and upon the written declaration of the Holder (or automatically without such declaration if an Event of Default set forth in Section 10.4 occurs), the entire Outstanding Amount shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and Holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it at law, in equity or otherwise, including the demand for immediate transfer to the Holder of any ownership interests in the Company. For purposes of this Note, the term “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company. Change of Control specifically excludes any transactions involving the Holder and/or any entity or person affiliated with the Holder.

12. Certain Terms Defined. “Person(s)” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Governmental Authority” means the government of the U.S. or any other nation, or of any political subdivision thereof, whether state or county or provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Law(s)” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Organization Documents” means (i) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (ii) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (iii) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Material Adverse Effect” means (i) a material adverse change in, or a material adverse effect upon, the financial condition of the Company and its operating subsidiaries, taken as a whole; (ii) a material impairment of the ability of the Company to perform its obligations under any loan agreement to which it is a party; or (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any loan agreement to which it is a party.

13. Miscellaneous.

13.1 Notices. All notices to any party required or permitted hereunder shall be in writing and shall be sent to the physical address or email address set forth for such party as follows:

i.	If to the Holder:

Chan Heng Fai

9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989

Email: fai@alsetinternational.com

B-5

ii.	If to the Company:

Alset Inc.

4800 Montgomery Lane Suite 210, Bethesda, MD 20814

Attention: Alan Lui

Email: alan@alsetinternational.com

Any such notice shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic transmission or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a recognized national overnight courier, specifying next day delivery, or two (2) days after deposit with a recognized international overnight courier, specifying two (2) days delivery, in each case with written verification of receipt.

13.2 Waiver. No failure to exercise, and no delay in exercising, on the part of the Holder, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

13.3 Amendments. Any term, covenant, or condition of this Note may be amended or waived only by written consent of the Company and the Holder in writing.

13.4 Expenses. Any reasonable expense incurred by the Holder (including, without limitation, reasonable attorneys’ fees and disbursements) in connection with the exercise of any right or remedy upon the occurrence of an Event of Default, including, without limitation, the costs of collection and reasonable attorneys’ fees and expenses, shall be paid by the Company within thirty (30) days of receiving written notice thereof from the Holder. Any such expense incurred by the Holder and not timely paid by the Company shall be added to the other obligations hereunder and shall earn interest at the same rate per annum as the principal hereunder.

13.5 Governing Law and Exclusive Jurisdiction. This Note shall be governed by and construed according to the laws of the State of Texas without regard to the conflict of law provisions thereof. Any dispute arising under or in relation to this Note shall be resolved exclusively in the U.S. District Court for the District of Texas and states courts of the State of Texas including appellate courts thereto, (collectively, the “Texas Courts”) and each of the parties hereby submits irrevocably to the exclusive jurisdiction of the Texas Courts and agrees that these courts are a convenient forum. Each party waives any claim of forum non conveniens in respect of the Texas Courts.

13.6 Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Each party shall not assign, sell or transfer this Note and its rights, privileges and obligations hereunder, unless with the prior written consent of the other party.

13.7 Entire Agreement. This Note constitutes the full and entire agreement of the Company and the Holder with respect to the subject matter hereof.

13.8 Confidentiality. In addition to separate confidentiality agreement, if any, the Holder will at all times keep confidential and not divulge, use or make accessible to anyone the terms and conditions of this Note and the transactions described herein, and any non-public material information concerning or relating to the business or financial affairs of the Company to which such party has been or will become privy relating to this Note, except to its employees and advisors in such capacity, as required to perform its obligations hereunder, if required by law or rules of a stock exchange on which its or its parent’s securities are listed, or with the prior written consent of the Company.

13.9 WAIVER OF JURY TRIAL.

THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH REGARDS TO ANY “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE”. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE HOLDER, AND THE COMPANY AND THE HOLDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS NOTE. THE COMPANY AND THE HOLDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION HEREOF IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. THE COMPANY FURTHER REPRESENTS AND WARRANTS THAT (1) IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR (2) HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND (3) EACH HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[The remainder of this page intentionally left blank.]

B-6

IN WITNESS WHEREOF, the parties have caused this Note to be executed by its duly authorized representatives as of the day and year first above written.

Alset Inc.

By:
Name:
Title:

Chan Heng Fai

By:

[Signature Page to Convertible Promissory Note]

B-7

Annex C

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial statements of Alset Inc. present the combination of the historical financial information of Alset Inc. (“we” or “the Company”) and the adjustments to give effect for the result after the acquisition of New Energy Asia Pacific Inc. (“NEAPI”) (“the Acquisition”). The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of March 31, 2025, combines the historical balance sheet of Alset Inc. as of March 31, 2025 and the adjustments for the acquisition of NEAPI as of March 31, 2025, on a pro forma basis as if the acquisition transaction, summarized below, had been closed on March 31, 2025.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 combines the historical statements of operations of Alset for the year ended December 31, 2024 and the adjustments for the acquisition during the year ended December 31, 2024 on a pro forma basis as if the acquisition transaction had been completed on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2025 combines the historical statements of operations of Alset for the three months ended March 31, 2025 and the adjustments for the acquisition during the three months ended March 31, 2025 on a pro forma basis as if the acquisition transaction had been completed on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Consolidated Company’s financial condition or results of operations would have been had the Acquisition occurred on the dates indicated.

Further, the unaudited pro forma condensed consolidated financial information also may not be useful in predicting the future financial condition and results of operations of the Consolidated Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The Consolidated Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Acquisition based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information.

Description of transaction

On December 13, 2023, Alset Inc. (the “Company”) entered into a term sheet with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The Company had agreed to purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc., a corporation incorporated in the State of Nevada, for the consideration of $103,750,000, to be paid in the form of a convertible promissory note to be issued to the Seller. NEAPI owns 41.5% of the issued and outstanding shares of New Energy.

The parties have now mutually agreed to revise this agreement, and on May 8, 2025, the Company and the Seller entered into an Amended Term Sheet (the “Amended Term Sheet”). Under the terms of the Amended Term Sheet, the Company agreed to purchase from the Seller all of the outstanding shares of NEAPI through a stock purchase agreement for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Convertible Note”). The Convertible Note shall have an interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller may convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Amended Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

As of the date of the Stock Purchase Agreement, Mr. Chan owned all of the issued and outstanding shares of NEAPI, which in turn owned 41.5% of the issued and outstanding shares of New Energy.

The related party transaction was negotiated by certain officers on behalf of the Company and Mr. Chan on behalf of himself prior to the parties entering into the Stock Purchase Agreement. No outside financial advisors or investment bankers were engaged to evaluate the transaction. An independent valuation of the NEAPI shares was conducted on behalf of the Company. The parties agreed to use the price of the NEAPI shares as determined by the valuation, and the Net Asset Value of the Company’s stock at the time for determining consideration of the transaction.

This is an acquisition of non-business asset and significant to the Company, under both SEC Regulation S-X guidance and U.S. GAAP ASC 805. The transaction will affect the Company’s financials prospectively from the date of closing. The Company will record both an investment on New Energy by equity method and a convertible note payable to related party.

C-1

Pro Forma Information

Alset Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheets

As of March 31, 2025

		Adjustments
	Alset Inc.	For Acquisition of	Pro Forma
	(Historical)	NEAPI	Combined
Assets:
Current Assets:
Cash and Cash Equivalents	$25,194,810		$25,194,810
Restricted Cash	1,129,453		1,129,453
Account Receivables, Net	91,006		91,006
Other Receivables, Net	5,942,335		5,942,335
Note Receivables - Related Parties, Net	1,182,559		1,182,559
Convertible Loan Receivables at Fair Value - Related Party	2,076,099		2,076,099
Prepaid Expense	165,757		165,757
Inventory	4,891		4,891
Investment in Securities at Fair Value	6,107,006		6,107,006
Investment in Securities at Fair Value - Related Party	8,229,375		8,229,375
Investment in Securities at Cost	17,438		17,438
Investment in Equity Method Securities	3,699,477	83,000,000	86,699,477
Deposits	215,487		215,487
Total Current Assets	54,055,693	83,000,000	137,055,693
			-
Real Estate - Rental Properties	30,426,990		30,426,990
Operating Lease Right-Of-Use Assets, Net	1,390,041		1,390,041
Deposits	283,646		283,646
Other Receivables - Long Term, Net	3,698,399		3,698,399
Property and Equipment, Net	609,976		609,976
Total Assets	$90,464,745	$83,000,000	$25,194,810

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$2,953,619		$2,953,619
Deferred Revenue	14,872		14,872
Operating Lease Liabilities	707,274		707,274
Notes Payable	1,126,607		1,126,607
Notes Payable - Related Parties	15,897		15,897
Total Current Liabilities	4,818,269		4,818,269

Long-Term Liabilities:
Operating Lease Liabilities	749,780		749,780
Notes Payable	86,323		86,323
Notes Payable - Related Party	-	83,000,000	83,000,000
Total Liabilities	5,654,372	83,000,000	88,654,372

Commitments and Contingencies (Note 12)

Stockholders’ Equity:
Preferred Stock, $0.001 par value; 25,000,000 shares authorized, none issued and outstanding	-		-
Common Stock, $0.001 par value; 250,000,000 shares authorized; 10,735,119 shares issued and outstanding on March 31, 2025	10,735		10,735
Additional Paid in Capital	336,322,511		336,322,511
Accumulated Deficit	(260,185,017)		(260,185,017)
Accumulated Other Comprehensive Income	214,926		214,926
Total Alset Inc. Stockholders’ Equity	76,363,155		76,363,155
Non-controlling Interests	8,447,218		8,447,218
Total Stockholders’ Equity	84,810,373		84,810,373
			-
Total Liabilities and Stockholders’ Equity	$90,464,745	$83,000,000	$173,464,745

C-2

Alset Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Year Ended December 31, 2024

		Adjustments
	Alset Inc.	For Acquisition of	Pro Forma
	(Historical)	NEAPI	Combined

Revenue
Rental	$2,891,807		$2,891,807
Property	16,716,377		16,716,377
Other	1,507,715		1,507,715
Total Revenue	21,115,899		21,115,899
Operating Expenses
Cost of Sales	12,782,624		12,782,624
General and Administrative	10,837,251		10,837,251
Impairment of Note Receivable, Goodwill, Equipment and Investment	1,613,100		1,613,100
Total Operating Expenses	25,232,975		25,232,975

Loss from Operations	(4,117,076)		(4,117,076)

Other Income (Expense)
Interest Income	491,414		491,414
Interest Income - Related Party	175,329		175,329
Interest Expense	(112,075)		(112,075)
Foreign Exchange Transaction Gain	3,039,135		3,039,135
Unrealized Gain on Securities Investment	297,353		297,353
Unrealized Loss on Securities Investment - Related Party	(1,239,566)		(1,239,566)
Realized Gain on Securities Investment	461,247		461,247
Loss on Equity Method Investment	(3,234,851)	(441,905)	(3,676,756)
Other Expense	(260,916)		(260,916)
Other Income	484,976		484,976
Total Other Income (Expense), Net	102,046	(441,905)	(339,859)

Net Loss Before Income Taxes	(4,015,030)	(441,905)	(4,456,935)

Income Tax Expense	(150,786)		(150,786)

Net Loss	(4,165,816)	(441,905)	(4,607,721)

Net Loss Attributable to Non-Controlling Interest	(199,932)		(199,932)

Net Loss Attributable to Common Stockholders	$(3,965,884)	$(441,905)	$(4,407,789)

Net Loss	$(4,165,816)	$(441,905)	$(4,607,721)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(4,480,570)		(4,480,570)
Total Comprehensive Loss	(8,646,386)	(441,905)	(9,088,291)

Less Comprehensive Loss Attributable to Non-controlling Interests	(839,197)		(839,197)
Total Comprehensive Loss Attributable to Common Shareholders	(7,807,189)	(441,905)	(8,249,094)

Net Loss Per Share - Basic and Diluted	$(0.43)		$(0.48)

Weighted Average Common Shares Outstanding - Basic and Diluted	9,235,119		9,235,119

C-3

Alset Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Three Months Ended March 31, 2025

		Adjustments
	Alset Inc.	For Acquisition of	Pro Forma
	(Historical)	NEAPI	Combined

Revenue
Rental	$717,805		$717,805
Other	350,498		350,498
Total Revenue	1,068,303		1,068,303
Operating Expenses
Cost of Sales	777,529		777,529
General and Administrative	3,595,412		3,595,412
Impairment of Note Receivable, Goodwill and Investment	627,480		627,480
Total Operating Expenses	5,000,421		5,000,421

Loss from Operations	(3,932,118)		(3,932,118)

Other Income (Expense)
Interest Income	92,888		92,888
Interest Income - Related Party	51,629		51,629
Interest Expense	(51,118)		(51,118)
Foreign Exchange Transaction Loss	(1,409,102)		(1,409,102)
Unrealized Gain on Securities Investment	280,908		280,908
Unrealized Loss on Securities Investment - Related Party	(3,801,655)		(3,801,655)
Realized Loss on Securities Investment	(180,096)		(180,096)
Loss on Equity Method Investment	(631,568)	(103,528)	(735,096)
Other Expense	(1,201)		(1,201)
Other Income	119,489		119,489
Total Other Expense, Net	(5,529,826)	(103,528)	(5,633,354)

Net Loss Before Income Taxes	(9,461,944)	(103,528)	(9,565,472)

Income Tax Expense	(42,948)		(42,948)

Net Loss	(9,504,892)	(103,528)	(9,608,420)

Net Loss Attributable to Non-Controlling Interest	(1,171,415)		(1,171,415)

Net Loss Attributable to Common Stockholders	$(8,333,477)	$(103,528)	$(8,437,005)

Net Loss	$(9,504,892)	$(103,528)	$(9,608,420)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	1,417,410		1,417,410
Total Comprehensive Loss	(8,087,482)	(103,528)	(8,191,010)

Less Comprehensive Loss Attributable to Non-controlling Interests	(969,576)		(969,576)
Total Comprehensive Loss Attributable to Common Shareholders	(7,117,906)	(103,528)	(7,221,434)

Net Loss Per Share - Basic and Diluted	$(0.78)		$(0.79)

Weighted Average Common Shares Outstanding - Basic and Diluted	10,701,411		10,701,411

C-4